Exhibit 10.1

AMENDMENT NO. 5
AMENDMENT NO. 5, dated as of August 26, 2015 (this “Agreement”), to the Credit Agreement dated as of September 7, 2012, as amended prior to the date hereof (as so amended, the “Credit Agreement”), among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), MIZUHO BANK, LTD., as successor administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, the Credit Agreement has previously been amended on November 1, 2012, August 8, 2013, August 22, 2014 and June 18, 2015;
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto desire to extend the Revolving Credit Facility Termination Date in respect of certain of the Revolving Credit Commitments under the Credit Agreement to September 7, 2020 in accordance with the Extension Request dated as of June 25, 2015 and pursuant to Section 2.17 of the Credit Agreement (the “Revolving Credit Commitment Extension”);
WHEREAS, Deutsche Bank Trust Company Americas desires to exit as a Lender under the Credit Agreement, and Deutsche Bank AG New York Branch desires to become a Lender with the same amount of Revolving Credit Commitments and Loans as Deutsche Bank Trust Company Americas; and
WHEREAS, Mizuho Bank, Ltd. is acting as the sole lead arranger (in such capacity, the “Sole Lead Arranger”), Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as co-arrangers (each, a “Co-Arranger” and together the “Co-Arrangers”), and SunTrust Robinson Humphrey, Inc. and U.S. Bank National Association are acting as managing agents (each a “Managing Agent” and together the “Managing Agents”) in connection with the Revolving Credit Commitment Extension;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Subject to the occurrence of the Amendment Effective Date, the Credit Agreement is hereby amended as set forth in this Section 1.
(a)The definition of “Revolving Credit Facility Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing “September 7, 2019” with “September 7, 2020”.
(b)Section 2.17 of the Credit Agreement is hereby amended by replacing the eighth, ninth and tenth sentences thereof with the following:
“Each Lender approving an Extension Request shall deliver its written approval no later than 30 days following such Extension Request or such later date agreed to by the Borrower (such 30th or later date, the “Extension Response Deadline”). If written approval of the Lenders holding a majority of the Revolving Credit Commitments under such Series of Revolving Credit Facility is not received by the Administrative Agent by the Extension Response Deadline, the Extension Request with respect to such Series shall be denied. If such written approval of the Lenders holding a majority of the Revolving Credit Commitments under a Series of Revolving Credit Facility is received by the Administrative Agent by the Extension Response Deadline, the Revolving Credit Facility Termination Date applicable to such Series of Revolving Credit Facility, or the requested portion of the Revolving Credit Commitments thereunder, shall be extended to the date specified in the Extension Request but only with respect to Revolving Credit Commitments of the Lenders under the applicable Revolving Credit Facility that have given such written approval (the “Extending Revolving Credit Lenders”).”

Section 2.Representations and Warranties. The Loan Parties represent and warrant as of the date hereof and the Amendment Effective Date (before and after giving effect to this Agreement) that:
(a)the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on the date hereof, the date of the Extension Request and the Amendment Effective Date (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects); and
(b)no Default or Unmatured Default (i) has occurred and is continuing on the date hereof, the date of the Extension Request or the Amendment Effective Date or (ii) exists or would exist after giving effect to the Facility Increase.
Section 3.Conditions to Effectiveness. This Agreement, the Additional Commitments and the Revolving Credit Commitment Extension shall become effective and all conditions set forth in Section 2.17 of the Credit Agreement shall be deemed satisfied, on the date (such date, the “Amendment Effective Date”) on which each of the following conditions is satisfied or waived:
(a)Certain Documents. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:
(i)this Agreement executed by the Required Lenders, the Loan Parties and the Administrative Agent;
(ii)certified copies of resolutions of the board of directors of each Loan Party approving the execution, delivery and performance of this Agreement and the other documents to be executed in connection herewith;
(iii)the articles of incorporation, by-laws, certificate of good standing, incumbency certificate and officer’s certificate of the Borrower described in Section 5.1(i), (ii) and (iii) of the Credit Agreement;
(iv)a bring-down certificate of each other Loan Party confirming the certificates and the attachments thereto described in Section 5.1(iv), (v) and (vi) of the Credit Agreement and delivered on the Closing Date remain true and correct as if made and delivered on the Amendment Effective Date;
(v)a certificate (1) signed by the chief financial officer, controller or chief accounting officer of the Borrower, stating that on the date of the Extension Request and the Amendment Effective Date, no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects) and (2) of an Authorized Officer of the Borrower to the effect that each of the conditions set forth in Section 2.17 of the Credit Agreement and this Section 3 are satisfied; and
(vi)a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Borrower for the current fiscal year, pursuant to Section 7.1(iii) of the Credit Agreement.

(b)Fees and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders (including any Additional Lender), as applicable, all fees and expenses (including reasonable fees and expenses of one counsel to the Administrative Agent) due and payable on or before the Amendment Effective Date and, in the case of expenses, invoiced at least two Business Days prior to the Amendment Effective Date.
Section 4.Expenses; Indemnification. The Borrower confirms that Section 10.6 of the Credit Agreement applies to this Agreement and the transactions contemplated hereby for the benefit of the Administrative Agent and the Sole Lead Arranger.
Section 5.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.
Section 6.Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7.Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 8.Effect of Agreement. Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument; provided, however, that nothing herein shall be interpreted to change the date of the Credit Agreement. This Agreement shall constitute a Loan Document.
Section 9.Acknowledgement and Affirmation. Each of the Borrower and each Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Agreement, the Additional Commitments and the Revolving Credit Commitment Extension, its obligations under the Loan Documents (including Guaranty Agreements (as defined in the Credit Agreement)) executed by the Borrower and/or such Guarantor and (iii) after giving effect to this Agreement, the Additional Commitments and the Revolving Credit Commitment Extension, acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.
Section 10.Exiting Lender. Simultaneously with the effectiveness of this Agreement, Deutsche Bank Trust Company Americas, who has been a Lender under the Credit Agreement and who executes this Agreement below as an Exiting Lender (the “Exiting Lender”), shall be deemed to have, and does hereby sell, assign, transfer and convey to Deutsche Bank AG New York Branch (the “New DB Lender”), and the New DB Lender hereby purchases and accepts the Revolving Credit Commitments and Loans of the Exiting Lender such that, after giving effect to this Agreement, (a) the Exiting Lender shall (i) be paid in full for all amounts owing to the Exiting Lender under the Credit Agreement, (ii) cease to be a Lender under the Credit Agreement and the Loan Documents, and (iii) relinquish its rights (provided that it shall still be entitled to any rights of indemnification in respect of any circumstance, event or condition arising prior to the Amendment Effective Date) and be released from its obligations under the Credit Agreement and the Loan Documents and (b) the Revolving Credit Commitment of the New DB Lender shall be as set forth on its signature page to this Agreement, and the New DB Lender shall hereafter have, and does hereby assume, all of the rights and obligations of a Lender under the Credit Agreement and the Loan Documents. Without limiting the foregoing, the New DB Lender, by its execution of this Agreement, shall be deemed to have accepted and agreed to the provisions set forth in the form of Assignment and Assumption attached as Exhibit D to the Credit Agreement, as if such provisions were set forth herein, all of which are incorporated herein by this reference. The foregoing assignment, transfer and conveyance is without recourse to the Exiting Lender and without any warranties whatsoever by the Administrative Agent, the Issuing Banks or the Exiting Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of the Exiting Lender that it has not previously sold, transferred, conveyed or encumbered such interests. No fees shall be due by or to any Person in connection with this assignment, all of which are hereby waived by any party entitled to same. The Exiting Lender is executing this Agreement for the sole purpose of evidencing its agreement to this Section 11 and for no other purpose.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

D.R. HORTON, INC.

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

[Amendment No. 5 to D.R. Horton Credit Agreement]

GUARANTORS:
C. RICHARD DOBSON BUILDERS, INC.
CH INVESTMENTS OF TEXAS, INC.
CHI CONSTRUCTION COMPANY
CHTEX OF TEXAS, INC.
CONTINENTAL HOMES, INC.
CONTINENTAL RESIDENTIAL, INC.
D.R. HORTON BAY, INC.
D.R. HORTON CRUCES CONSTRUCTION, INC.
D.R. HORTON, INC. - BIRMINGHAM
D.R. HORTON, INC. - CHICAGO
D.R. HORTON, INC. - DIETZ-CRANE
D.R. HORTON, INC. - GREENSBORO
D.R. HORTON, INC. - GULF COAST
D.R. HORTON, INC. - HUNTSVILLE
D.R. HORTON, INC. - JACKSONVILLE
D.R. HORTON, INC. - LOUISVILLE
D.R. HORTON, INC. - MINNESOTA
D.R. HORTON, INC. - NEW JERSEY
D.R. HORTON, INC. - PORTLAND
D.R. HORTON, INC. - TORREY
D.R. HORTON CA2, INC.
D.R. HORTON CA3, INC.
D.R. HORTON LA NORTH, INC.
D.R. HORTON LOS ANGELES HOLDING COMPANY, INC.
D.R. HORTON MATERIALS, INC.
D.R. HORTON VEN, INC.
DRH CAMBRIDGE HOMES, INC.
DRH CONSTRUCTION, INC.
DRH REGREM XIV, INC.
DRH REGREM XV, INC.
DRH REGREM XVI, INC.
DRH REGREM XVII, INC.
DRH REGREM XVIII, INC.
DRH REGREM XIX, INC.
DRH REGREM XX, INC.
DRH REGREM XXI, INC.
DRH REGREM XXII, INC.
DRH REGREM XXIII, INC.
DRH REGREM XXIV, INC.
DRH REGREM XXV, INC.
DRH SOUTHWEST CONSTRUCTION, INC.
DRH TUCSON CONSTRUCTION, INC.
KDB HOMES, INC.
MEADOWS I, LTD.
MEADOWS II, LTD.
MEADOWS VIII, LTD.
MEADOWS IX, INC.
MEADOWS X, INC.
MELMORT CO.
MELODY HOMES, INC.
SCHULER HOMES OF CALIFORNIA, INC.
SCHULER HOMES OF OREGON, INC.

[Amendment No. 5 to D.R. Horton Credit Agreement]

SCHULER HOMES OF WASHINGTON, INC.
SCHULER MORTGAGE, INC.
SCHULER REALTY HAWAII, INC.
SHLR OF CALIFORNIA, INC.
SHLR OF COLORADO, INC.
SHLR OF NEVADA, INC.
SHLR OF UTAH, INC.
SHLR OF WASHINGTON, INC.
VERTICAL CONSTRUCTION CORPORATION
WESTERN PACIFIC FUNDING, INC.
WESTERN PACIFIC HOUSING, INC.
WESTERN PACIFIC HOUSING MANAGEMENT, INC.

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

[Amendment No. 5 to D.R. Horton Credit Agreement]

CONTINENTAL HOMES OF TEXAS, L.P.

By: CHTEX of Texas, Inc., its General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer
D.R. HORTON MANAGEMENT COMPANY, LTD.
D.R. HORTON - EMERALD, LTD.
D.R. HORTON - TEXAS, LTD.
DRH REGREM VII, LP
DRH REGREM XII, LP

By: Meadows I, Ltd., its General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer
SGS COMMUNITIES AT GRANDE QUAY, L.L.C.

By: Meadows IX, Inc., a Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

and

By: Meadows X, Inc., a Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer
DRH CAMBRIDGE HOMES, LLC

By: D.R. HORTON, Inc. - Chicago, its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

[Amendment No. 5 to D.R. Horton Credit Agreement]

HPH HOMEBUILDERS 2000 L.P.
WESTERN PACIFIC HOUSING, L.P.
WESTERN PACIFIC HOUSING-ANTIGUA, LLC
WESTERN PACIFIC HOUSING-AVIARA, L.P.
WESTERN PACIFIC HOUSING-BOARDWALK, LLC
WESTERN PACIFIC HOUSING-BROADWAY, LLC
WESTERN PACIFIC HOUSING-CANYON PARK, LLC
WESTERN PACIFIC HOUSING-CARMEL, LLC
WESTERN PACIFIC HOUSING-CARRILLO, LLC
WESTERN PACIFIC HOUSING-COMMUNICATIONS HILL, LLC
WESTERN PACIFIC HOUSING-COPPER CANYON, LLC
WESTERN PACIFIC HOUSING-CREEKSIDE, LLC
WESTERN PACIFIC HOUSING-CULVER CITY, L.P.
WESTERN PACIFIC HOUSING-DEL VALLE, LLC
WESTERN PACIFIC HOUSING-LOMAS VERDES, LLC
WESTERN PACIFIC HOUSING-LOST HILLS PARK, LLC
WESTERN PACIFIC HOUSING-MCGONIGLE CANYON, LLC
WESTERN PACIFIC HOUSING-MOUNTAINGATE, L.P.
WESTERN PACIFIC HOUSING-NORCO ESTATES, LLC
WESTERN PACIFIC HOUSING-OSO, L.P.
WESTERN PACIFIC HOUSING-PACIFIC PARK II, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE EAST, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE WEST, LLC
WESTERN PACIFIC HOUSING-PLAYA VISTA, LLC
WESTERN PACIFIC HOUSING-POINSETTIA, L.P.
WESTERN PACIFIC HOUSING-RIVER RIDGE, LLC
WESTERN PACIFIC HOUSING-ROBINHOOD RIDGE, LLC
WESTERN PACIFIC HOUSING-SANTA FE, LLC
WESTERN PACIFIC HOUSING-SCRIPPS, L.P.
WESTERN PACIFIC HOUSING-SCRIPPS II, LLC
WESTERN PACIFIC HOUSING-SEACOVE, L.P.
WESTERN PACIFIC HOUSING-STUDIO 528, LLC
WESTERN PACIFIC HOUSING-TERRA BAY DUETS, LLC
WESTERN PACIFIC HOUSING-TORRANCE, LLC
WESTERN PACIFIC HOUSING-TORREY COMMERCIAL, LLC
WESTERN PACIFIC HOUSING-TORREY MEADOWS, LLC
WESTERN PACIFIC HOUSING-TORREY MULTI-FAMILY, LLC
WESTERN PACIFIC HOUSING-TORREY VILLAGE CENTER, LLC
WESTERN PACIFIC HOUSING-VINEYARD TERRACE, LLC
WESTERN PACIFIC HOUSING-WINDEMERE, LLC
WESTERN PACIFIC HOUSING-WINDFLOWER, L.P.
WPH-CAMINO RUIZ, LLC

By: Western Pacific Housing Management, Inc.,
its Manager, Member or General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

[Amendment No. 5 to D.R. Horton Credit Agreement]

SCHULER HOMES OF ARIZONA LLC
SHA CONSTRUCTION LLC

By: SRHI LLC,
its Member

By: SHLR of Nevada, Inc.
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer
D.R. HORTON - SCHULER HOMES, LLC

By: Vertical Construction Corporation,
its Manager

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer
SRHI LLC

By: SHLR of Nevada, Inc.,
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer
SSHI LLC
PACIFIC RIDGE - DRH, LLC

By: SHLR of Washington, Inc.,
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

[Amendment No. 5 to D.R. Horton Credit Agreement]

D.R. HORTON - REGENT, LLC
D.R. HORTON - CROWN, LLC
DRH REGREM XXIX, LLC
DRH REGREM XXX, LLC
D.R. HORTON SERENITY CONSTRUCTION, LLC

By: D.R. Horton, Inc., its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

[Amendment No. 5 to D.R. Horton Credit Agreement]

MIZUHO BANK, LTD.
as Administrative Agent, Issuing Bank and Lender
By: /s/ John Davies
Name: John Davies
Title: Authorized Signatory

[Amendment No. 5 to D.R. Horton Credit Agreement]

BANK OF THE WEST,
as Lender
By: /s/ Cris Galvez
Cris Galvez
Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]

BRANCH BANKING AND TRUST COMPANY,
as Lender
By: /s/ Jamie Grunsky
Name: Jamie Grunsky
Title: Banking Officer

[Amendment No. 5 to D.R. Horton Credit Agreement]

CITIBANK, N.A.,
as Lender
By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]

COMERICA BANK,
as Lender
By: /s/ Casey L. Stevenson
Name: Casey L. Stevenson
Title: Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as New DB Lender and Lender

Series A Revolving Credit Commitment: $125,000,000
By: /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President
By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Exiting Lender
By: /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President
By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]

FIRST HAWAIIAN BANK,
as Lender
By: /s/ Todd T. Nitta
Name: Todd T. Nitta
Title: Senior Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Issuing Bank and Lender
By: /s/ Mohammad S. Hasan
Name: Mohammad S. Hasan
Title: Executive Director

[Amendment No. 5 to D.R. Horton Credit Agreement]

SUNTRUST BANK,
as Lender
By: /s/ Michael Kauffman
Name: Michael Kauffman
Title: Senior Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as Issuing Bank and Lender
By: /s/ J. Kent Howard
Name: J. Kent Howard
Title: Senior Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Bank and Lender
By: /s/ Elena Bennett
Name: Elena Bennett
Title: Senior Vice President

[Amendment No. 5 to D.R. Horton Credit Agreement]